Exhibit 32.1

Certification of Chief Executive Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act Of 2002

(18 U.S.C. § 1350)

In connection with the annual report of SouthWest Water Company (the “Company”) on Form 10-K/A for the period ended December 31, 2009 (the “Report”), I, Mark A. Swatek, Chief Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. §1350), that:

1.	to my knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 28, 2010	/s/ MARK A. SWATEK
Mark A. Swatek
Chief Executive Officer and President
(Principal Executive Officer)